Prospectus Supplement	June 14, 2018

Putnam Mortgage Opportunities Fund
Prospectus dated September 30, 2017

The sub-section Portfolio holdings under the main section What are the fund’s main investment strategies and related risks? is deleted in its entirety and replaced with the following:

Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on the fund’s portfolio, you may visit the Putnam Investments website, putnam.com/institutional, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed monthly beginning approximately 30 days after the end of each month. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

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